EXHIBIT 99

                                 EXHIBIT INDEX




Exhibit No.            Description of Exhibits


        ARTICLES OF INCORPORATION AND BYLAWS:

   1. Underwriting Agreement between Farmland Industries, Inc. and Farmland Securities Company, dated December 6, 1989. (Incorporated by Reference - Form S-1 No. 33-56821 filed December 12, 1994)

        1.A Amendment, dated December 5, 1994, to the agreement, dated December 6, 1989 between Farmland Industries, Inc. and Farmland Securities Company. (Incorporated by Reference - Form S-1 No. 33-56821, filed December 12, 1994)


   3.(i)A Articles of Incorporation and Bylaws of Farmland Industries, Inc.
          effective December 10, 1998. (Incorporated by Reference - Form S-1/A, filed December 16, 1998)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES**:

   4.(i)A Form of Trust Indenture with UMB Bank, National Association, providing for issuance of unsubordinated debt securities, including form of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)

   4.(i)B Form of Trust Indenture with Commerce Bank, National Association, providing for issuance of Subordinated Debenture Bonds, including forms of Ten-Year Bond, Series A, Ten-Year Bond, Series B, Five-Year Bond, Series C, Five-Year Bond, Series D, Ten-Year Monthly Income Bond, Series E, Ten-Year Monthly Income Bond, Series F, Five-Year Monthly Income Bond, Series G and Five-Year Monthly Income Bond, Series H. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)


   4.(i)C Certificate of Designation for a Series of Preferred Shares Designated as 8% Series A Cumulative Redeemable Preferred Shares, dated December 19, 1997. (Incorporated by Reference - Form S-2, filed April 3, 1998)

  4(.ii)A Syndicated Credit Facility between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15, 1996)

* 5 Opinion of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. re Legality

        MATERIAL CONTRACTS:

        MANAGEMENT REMUNERATIVE PLANS:

  10.(iii)A  Employee Variable Compensation Plan (September 1, 1999 - August 31,
             2000) (Incorporated by Reference - Form 10K, filed, November 19,
             1999)

  10.(iii)B  Farmland Industries, Inc. Management Long-Term Incentive Plan
             (Incorporated by Reference - Form 10-K, filed November 7, 1997)

          10.(iii)B(1) Exhibit F to the Management Long-Term Incentive Plan
                       (Fiscal years 1998 through 2000) (Incorporated by Reference - Form 10-K, filed November 7, 1997)

          10.(iii)B(2) Exhibit G to the Management Long-Term Incentive Plan
                       (Fiscal years 1999 through 2001) (Incorporated by Reference - Form 10-K, filed November 20, 1998)

          10.(iii)B(3) Exhibit H to the Management Long-Term Incentive Plan
                       (Fiscal years 2000 through 2002) (Incorporated by Reference - Form 10-K, filed November 19, 1999)

  10.(iii)C  Farmland Industries, Inc. Supplemental Executive Retirement Plan
             (As Amended and Restated Effective September 1, 1999) (Incorporated by Reference - Form 10-K, filed November 19, 1999)

          10.(iii)C(1) Appendix A to the Supplemental Executive Retirement Plan
                       (Incorporated by Reference - Form 10-K, filed November 27, 1996)

  10.(iii)D  Farmland Industries, Inc. Executive Deferred Compensation Plan (As
             Amended and Restated Effective November 1, 1996) (Incorporated by Reference - Form 10-K, filed November 27, 1996)

* 12    Computation of Ratios

  21 Subsidiaries of the Registrant (Incorporated by Reference - Form 10-K, filed November 19, 1999)

* 23.A  Independent Auditors' Consent

* 23.B  Consent of Qualified Independent Underwriter

* 23.C Consent of Robert B. Terry, Vice President and General Counsel of Farmland Industries, Inc. (Included in Exhibit 5)

* 24    Power of Attorney

* 25.A Statement of Eligibility of Trustee and Qualification of UMB Bank, National Association, as Trustee, Form T-1

* 25.B Statement of Eligibility of Trustee and Qualification of Commerce Bank, National Association, as Trustee, Form T-1

*  Filed with this registration statement.

** Long-term debt instruments pursuant to which the debt issuable thereunder does not exceed 10% of Farmland's total assets have not been filed. At the Commission's request, we agree to furnish a copy of such instruments or agreements.